UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 6, 2026
Date of Report (Date of earliest event reported)

1-13948
(Commission file number)
MATIV HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware		62-1612879
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)

100 Kimball Place,	Suite 600
Alpharetta,	Georgia	30009
(Address of principal executive offices)		(Zip Code)

1-770-569-4229
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	MATV	New York Stock Exchange

☐  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment No. 1 to Chief Executive Officer Offer Letter

On February 6, 2026, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Mativ Holdings, Inc. (the “Company”) approved an amendment to the Offer Letter dated March 11, 2025 (the “Offer Letter”) between the Company and Shruti Singhal, its President and Chief Executive Officer, effective January 1, 2026. Pursuant to the amended Offer Letter, Mr. Singhal will receive an annual base salary of $950,000 and will be eligible to participate in the Company’s Short-Term Incentive Plan with a target annual bonus opportunity equal to a percentage of his Base Salary as determined annually by the Board or the Committee. At the discretion of the Board or the Committee, Mr. Singhal will also remain eligible to receive long-term incentive awards, with an annual award target equal to a percentage of his Base Salary as determined annually by the Board or the Committee, through the Company’s 2024 Equity and Incentive Plan. In addition, the amended Offer Letter sets forth the Company’s severance obligations in connection with a termination of Mr. Singhal’s employment. The amended Offer Letter also contains customary employment terms and conditions, and in-term and post-term restrictive covenants applicable to Mr. Singhal.

The foregoing description of the amendment to Mr. Singhal’s offer letter in this Item 5.02 is qualified in its entirety by reference to the full text of the amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
10.1+	Amendment No. 1 to Offer Letter between the Company and Shruti Singhal.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
+ Indicates management compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mativ Holdings, Inc.
(Registrant)

By:	/s/ Mark W. Johnson
Name:	Mark W. Johnson
Title:	Chief Legal and Administrative Officer
Date:	February 11, 2026